                                                                     EXHIBIT 4.1




COMMON STOCK                                 e-centives  (TM)                                     COMMON STOCK
PAR VALUE $.01                         [GRAPHIC]     WHAT YOU WANT                                PAR VALUE $.01

                           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                    CUSIP 2680H 10 3
                             (subject to restrictions noted on reverse side)             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                   AND RESTRICTIONS
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THIS CERTIFIES that






is the record owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01
                                PER SHARE, OF
                               e-centives, Inc.
(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, to all of which the holder by the acceptance hereof consents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.





Dated:

                                        e-centives, Inc.
                                           CORPORATE
                                              SEAL
[SIG]                                         1996                          [SIG]
PRESIDENT AND SECRETARY                     DELAWARE                        CHAIRMAN OF THE BOARD OF DIRECTORS

COUNTERSIGNED AND REGISTERED:
 AMERICAN STOCK TRANSFER & TRUST COMPANY
            (NEW YORK, N.Y.)     TRANSFER AGENT
                                 AND REGISTRAR

BY:


                           AUTHORIZED SIGNATURE
                                e-centives, Inc.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common                  UNIF GIFT MIN ACT--_____________Custodian______________
TEN ENT   -- as tenants by the entireties                                (Cust)                (Minor)
JT TEN    -- as joint tenants with right                              under Uniform Gifts to Minors
             of survivorship and not as                               Act_________________________________
             tenants in common                                                     (State)

                                                   UNIF TRF MIN ACT--_____Custodian (until age___________)
                                                                       (Cust)
                                                                      ____________under Uniform Transfers
                                                                         (Minor)
                                                                      to Minors Act_______________________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.




For Value received,________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


----------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                          POSTAL ZIP CODE, OF ASSIGNEE

----------------------------------------------------------------------------


----------------------------------------------------------------------------

                                                                      Shares
----------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
                                  ------------------------------------------

----------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ------------------


                                      X    ----------------------------------

                                      X    ----------------------------------
                                 NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


BY:
   ----------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


     BANKNOTE CORPORATION OF AMERICA, INC. -WALL STREET- E-CENTIVES, INC. -
                  1-009024-942 - PROOF #1 - 9/20/00 - RAP/MLM